SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 27, 2005




                     FRANKLIN CREDIT MANAGEMENT CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                       0-17771               75-2243266
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)

             Six Harrison Street
              New York, New York                                      10013
   (Address of principal executive offices)                         (Zip code)


       Registrant's telephone number, including area code: (212) 925-8745


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
------------------------------------------------------------------------------

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On October 27, 2005, Franklin Credit Management Corporation (the "Company"), a Delaware corporation, issued a press release entitled, "Franklin Credit Management to Present at Ryan Beck Financial Institutions Investor Conference." A copy of the Company's press release is attached as
Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.   Description
-----------   ------------

99.1 Press Release, dated October 27, 2005, entitled "Franklin Credit Management to Present at Ryan Beck Financial Institutions Investor Conference."

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Franklin Credit Management Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2005

                                       FRANKLIN CREDIT MANAGEMENT CORPORATION

                                       By: /s/ Paul D. Colasono
                                          -----------------------------------
                                          Name:  Paul D. Colasono
                                          Title: Chief Financial Officer and
                                                 Executive Vice President